UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020

PIONEER POWER SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	27-1347616
(State of incorporation)	(I.R.S. Employer Identification No.)

400 Kelby Street, 12th Floor

Fort Lee, New Jersey 07024

(Address of principal executive offices)

(212) 867-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PPSI	Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Resignation and Appointment

On March 26, 2020, Thomas Klink notified the board of directors (the “Board”) of Pioneer Power Solutions, Inc. (the “Company”) of his resignation as Chief Financial Officer of the Company, effective as of April 15, 2020.

On March 26, 2020, the Board appointed Walter Michalec to act as the interim Chief Financial Officer of the Company, effective as of April 15, 2020. Mr. Michalec will also serve as the Company’s principal accounting officer and principal financial officer.

Mr. Michalec, 31, has served various positions at the Company, most recently as its corporate controller since August 2019. Before becoming the corporate controller, Mr. Michalec served as the Company’s operations controller from March 2016 to August 2019, reporting to the Chief Financial Officer, and as the Company’s senior accountant from May 2012 to February 2016, reporting to the Company’s corporate controller. Prior to working for the Company, Mr. Michalec served as a public accountant for Mendonca & Partners Certified Public Accountants, LLC in Union NJ. Mr. Michalec received his Bachelor of Science in Accounting and a Minor in Criminal Justice from Kean University in 2011.

Amendment to CEO Employment Agreement

On March 30, 2020, the Company and Nathan J. Mazurek, the Company’s Chief Executive Officer, entered into a third amendment (the “Mazurek Amendment”) to that certain Employment Agreement, dated as of March 30, 2012, as first amended on November 11, 2014 and amended a second time on June 30, 2016 (as amended, the “Mazurek Agreement”), in order to (i) extend the termination date of the Mazurek Agreement from December 31, 2020, to March 31, 2023, and (ii) set Mr. Mazurek's annual base salary at $415,000 for the period beginning on April 1, 2020 and ending on March 31, 2021; $435,500, for the period beginning on April 1, 2021 and ending on March 31, 2022; and $457,500, for the period beginning on April 1, 2022 and ending on March 31, 2023.

The foregoing summary of the Mazurek Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Mazurek Amendment filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
10.1	Third Amendment to Employment Agreement, dated March 30, 2020, by and between the Company and Nathan J. Mazurek.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER POWER SOLUTIONS, inc.

Date: April 1, 2020	By:	/s/ Thomas Klink
	Name:	Thomas Klink
	Title:	Chief Financial Officer